UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue,

49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2013

LEGG MASON

BATTERYMARCH

INTERNATIONAL

EQUITY TRUST

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks maximum long-term total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Batterymarch International Equity Trust for the twelve-month reporting period ended December 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 31, 2014

II	Legg Mason Batterymarch International Equity Trust

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2013 (the reporting period). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.1% during the first quarter of 2013. The economic expansion then accelerated, as GDP growth was 2.5% during the second quarter. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The economy gained further momentum during the third quarter, with GDP growth of 4.1%, its best reading since the fourth quarter of 2011. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending. The U.S. Department of Commerce’s initial reading for fourth quarter 2013 GDP growth, released after the reporting period ended, was 3.2%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments.

The U.S. job market improved during the reporting period, although unemployment remained elevated from a historical perspective. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment fell to 7.7% in February 2013 and generally edged lower over the remainder of the period, falling to 6.7% in December. This represented the lowest level since October 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in December, its lowest level since 1978. In addition, the number of longer-term unemployed continues to be high, as roughly 37.7% of the 10.4 million Americans looking for work in December 2013 had been out of work for more than six months.

While sales of existing-homes declined at times throughout the reporting period given rising mortgage rates, they moved higher at the end of the year. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.0% on a seasonally adjusted basis in December 2013 versus the previous month, although they were 0.6% lower than in December 2012. However, existing homes sales in 2013 were 9.1% higher than the previous year and 2013’s sales were the strongest since 2006. In addition, the NAR reported that the median existing-home price for all housing types was $198,100 in December 2013, up 9.9% from December 2012. The inventory of homes available for sale in December 2013 was 11% lower than the previous month at a 4.6 month supply at the current sales pace but 1.6% higher than in December 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced a temporary soft patch. Based on the Institute for Supply Management’s Purchasing Managers’ Index (PMI)ii, manufacturing expanded during the first four months of the reporting period. It then contracted in May 2013, with a PMI of 49.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s lowest reading since June 2009. However, the contraction was a short-term setback, as the PMI rose over the next seven months and peaked at 57.3 in November,

Legg Mason Batterymarch International Equity Trust	III

Investment commentary (cont’d)

the best reading since April 2011. The PMI then moderated somewhat in December 2013, edging back to a still strong 57.0.

Growth outside the U.S. generally improved in developed countries. In its January 2014 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (IMF) stated that Global activity strengthened during the second half of 2013… activity is expected to improve further in 2014–15, largely on account of recovery in the advanced economies. From a regional perspective, the IMF anticipates 2014 growth will be 1.0% in the Eurozone, versus -0.4% in 2013. After moderating somewhat in 2013, the IMF projects that overall growth in emerging market countries will improve in 2014, with growth of 5.1% versus 4.7% in 2013. For example, GDP growth in India is projected to move from 4.4% in 2013 to 5.4% in 2014. However, the IMF now projects that growth in China will dip from 7.7% in 2013 to 7.5% in 2014.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (MBS), as well as initially purchasing $45 billion per month of longer-term Treasuries. At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year. In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it …decided to await more evidence that progress will be sustained before adjusting the pace of its purchases. At its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying Beginning in January 2014, the Committee will add to its holdings of agency mortgage-backed securities at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month. At the Fed’s meeting that concluded on January 29, 2014, after the reporting period ended, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency mortgage-backed securities and $35 billion per month of longer-term Treasury securities).

Given the economic challenges in the Eurozone, the European Central Bank (ECB)v took a number of actions to stimulate growth. In May 2013, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

IV	Legg Mason Batterymarch International Equity Trust

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 31, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (Fed) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Legg Mason Batterymarch International Equity Trust	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is maximum long-term total return. We, at Batterymarch Financial Management, Inc. (“Batterymarch”), the Fund’s adviser, currently intend to invest substantially all of the Fund’s assets in non-U.S. equity securities. Our primary focus is value added through stock selection, with a secondary focus on region and sector allocation.

Batterymarch’s stock selection process for the developed markets portion of the Fund’s portfolio uses a quantitative bottom-up approach to assess the relative attractiveness of stocks from multiple perspectives based primarily on their underlying fundamentals. Our bottom-up strategy incorporates rigorous stock selection, risk control procedures and cost-efficient trading. Using a proprietary stock selection model, we objectively analyze on a daily basis the relative attractiveness of a broad universe of stocks with a historical record of liquidity across dimensions traditionally followed by fundamental investors. The result is a comprehensive relative ranking of all investable stocks, which we use to dynamically construct and trade the portfolio. Region and sector allocations are based on rankings generated by our proprietary region and sector models. The three largest regions we plan to invest in are Europe (excluding the U.K.), the U.K. and Japan.

The Fund may invest up to 35% of its total assets in securities of emerging market issuers. Our investment strategy for the emerging markets portion of the Fund represents a distinctive combination of tested quantitative methodology and traditional fundamental analysis. The emerging markets allocation focuses on higher quality dominant companies that we believe have strong growth prospects and reasonable valuations.

The Fund’s investment portfolio will normally be diversified across a broad range of regions and industry sectors, consistent with managing risk while pursuing the objective of maximum total return. We may also seek to enhance portfolio returns through active currency hedging strategies and may invest in derivative instruments to do so.

The Fund is not limited in the amount of its total assets that may be denominated in a single currency or invested in securities of issuers located in a single country. The Fund may invest in debt securities to a limited extent.

Q. What were the overall market conditions during the Fund’s reporting period?

A. In early 2013, the European Central Bank’si President indicated that steps would be taken if the relative strength of the euro was harming the region’s nascent recovery. International developed markets reacted with a strong start to the year through May, outpacing emerging markets despite the latter’s attractive valuations and higher growth rates.

The MSCI EAFE Indexii, the Fund’s benchmark, turned volatile and declined in May and June. Investors turned away from risk after the U.S. Federal Reserve Board (‘Fed”)iii Chairman indicated that the Fed may reduce its bond buying program as the U.S. economy improves. In addition, economic news was mixed, particularly as China’s growth had slowed more than expected.

Equities continued their rise in the third quarter, but experienced considerable volatility in August with most regions seeing negative returns. Investors reacted to possible demand pressures as a result of increased sales taxes in Japan and weak-

Legg Mason Batterymarch International Equity Trust 2013 Annual Report	1

Fund overview (cont’d)

ness in China’s banking system. These worries were assuaged in early September when China announced strong manufacturing gains for the previous month. The European outlook improved modestly and central banks promised to keep accommodative policies in place until employment improved significantly. In addition, oil prices retreated a bit after climbing on concerns about Syria.

Solid gains in the fourth quarter were led by continental Europe and the U.K. amid modestly positive economic news in China and Europe. China had manufacturing gains in the first two months, and Germany, leading Europe’s recovery, benefited from a rise in industrial orders late in the quarter as unemployment declined. The U.K. benefited from increased consumer spending and business investment. Japan underperformed the other large regions, as economic growth slowed unexpectedly and investors absorbed the inevitability of the national sales tax hike.

Continental Europe was the leading region during the twelve-month reporting period as its financial stocks performed strongly. Financials also posted favorable returns in other regions of the world. Japan outperformed the benchmark overall as well, particularly early in the year in the aftermath of its stimulus program. Among the major developed markets, U.K. equities lagged due to the weak performance of material stocks, the only sector in those regions not posting a double-digit positive return for the period. The commodity-sensitive countries of Australia, New Zealand and Canada lagged in the benchmark, chiefly due to the weak performance of materials.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-controlled process.

Much of our research over the past several years has been focused on developing tools to help us navigate extreme market environments. As a result of this research, we’ve made several enhancements to our process including the addition of monitoring tools to identify risk in our stock selection models, particularly with regards to factor selection, as well as macro-level tools to identify regimes that are more favorable / unfavorable toward certain factor strategies. These tools allow us to follow our historical bottom-up stock ranking methodology, but also to identify extremes so we can step in to intervene if necessary

Performance review

For the twelve months ended December 31, 2013, Class C shares of Legg Mason Battery-march International Equity Trust, excluding sales charges, returned 19.94%. The Fund’s unmanaged benchmark, the MSCI EAFE Index, returned 22.78% for the same period. The Lipper International Multi-Cap Core

2	Legg Mason Batterymarch International Equity Trust 2013 Annual Report

Funds Category Average1 returned 19.87% over the same time frame.

Performance snapshot as of December 31, 2013 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Batterymarch International Equity Trust:
Class A	16.82%	20.89%
Class C	16.37%	19.94%
Class FI	16.74%	20.86%
Class R	16.62%	20.55%
Class I	17.02%	21.25%
Class IS	16.98%	21.41%
MSCI EAFE Index	17.94%	22.78%
Lipper International Multi-Cap Core Funds Category Average[1]	16.48%	19.87%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2013, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 1.42%, 2.08%, 1.47%, 1.72%, 1.00% and 0.93%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.35% for Class A shares, 2.10% for Class C shares, 1.35% for Class FI shares, 1.60% for Class R shares and 1.10% for Class I shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 371 funds for the six-month period and among the 367 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Batterymarch International Equity Trust 2013 Annual Report	3

Fund overview (cont’d)

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Stock selection in continental Europe, especially in the Consumer Discretionary and Industrials sectors, contributed to relative performance for the period. Stock selection was also strong in Japan, led by the Industrials and Information Technology sectors, and in the UK led by the Industrials and Materials sectors. At the stock level, an overweight to Fuji Heavy Industries Ltd. was the lead contributor; the stock returned over 100% for the period held. An emerging markets non-benchmark position, Megafon- GDR, was also a strong contributor, as was an overweight to Japan’s Omron Corp., a technology firm which manufactures factory automation equipment.

An underweight to the commodity-sensitive regions of Australia, New Zealand and Canada was a strong contributor to performance as those regions were the laggard in the benchmark on weak commodity prices.

Q. What were the leading detractors from performance?

A. The leading detractor from relative performance was a modest exposure to emerging markets, which are not included in the benchmark but which underperformed developed markets for the year. An overweight to German sugar refiner Suedzucker AG was the leading detractor at the stock level. The company lowered its profit outlook citing a disappointing beet harvest and pricing pressures due to the expected end of European Union sugar quotas. A number of emerging markets names were among the other lead detractors at the stock level, including Sino Thai Engineering & Construction – NVDR which had a negative return of over 43% as Thai political turbulence led to delayed announcements of expected infrastructure contract awards. An overweight to Japan’s DeNA Co. Ltd. also detracted.

Thank you for your investment in Legg Mason Batterymarch International Equity Trust. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Batterymarch Financial Management, Inc.

January 24, 2014

RISKS: International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than securities markets of the U.S. and more developed countries. The Fund may engage in derivative transactions, which involve special risks and costs and may increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

4	Legg Mason Batterymarch International Equity Trust 2013 Annual Report

Portfolio holdings and breakdowns are as of December 31, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of December 31, 2013 were: Roche Holding AG (1.8%), Toyota Motor Corp. (1.4%), Novartis AG, Registered Shares (1.4%), Nestle SA, Registered Shares (1.3%), HSBC Holdings PLC (1.1%), Novo Nordisk A/S, Class B Shares (1.0%), GlaxoSmithKline PLC (1.0%), Bayer AG, Registered Shares (1.0%), BP PLC (0.9%) and Allianz AG, Registered Shares (0.9%). Please refer to pages 11 through 21 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2013 were: Financials (25.3%), Consumer Discretionary (13.0%), Industrials (11.8%), Health Care (11.3%) and Materials (9.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

ii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

iii

The Federal Reserve Board (Fed) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

Legg Mason Batterymarch International Equity Trust 2013 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2013 and December 31, 2012 and does not include derivatives such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Batterymarch International Equity Trust 2013 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2013 and held for the six months ended December 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	16.82%	$1,000.00	$1,168.20	1.35%	$7.38	Class A	5.00%	$1,000.00	$1,018.40	1.35%	$6.87
Class C	16.37	1,000.00	1,163.70	2.05	11.18	Class C	5.00	1,000.00	1,014.87	2.05	10.41
Class FI	16.74	1,000.00	1,167.40	1.35	7.38	Class FI	5.00	1,000.00	1,018.40	1.35	6.87
Class R	16.62	1,000.00	1,166.20	1.60	8.74	Class R	5.00	1,000.00	1,017.14	1.60	8.13
Class I	17.02	1,000.00	1,170.20	0.94	5.14	Class I	5.00	1,000.00	1,020.47	0.94	4.79
Class IS	16.98	1,000.00	1,169.80	0.85	4.65	Class IS	5.00	1,000.00	1,020.92	0.85	4.33

Legg Mason Batterymarch International Equity Trust 2013 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Legg Mason Batterymarch International Equity Trust 2013 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/13	20.89%	19.94%	20.86%	20.55%	21.25%	21.41%
Five Years Ended 12/31/13	N/A	8.67	9.45	9.15	9.85	9.91
Ten Years Ended 12/31/13	N/A	4.90	5.66	N/A	6.02	N/A
Inception* through 12/31/13	11.86	4.17	7.88	-1.31	3.27	1.11

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/13	13.92%	18.94%	20.86%	20.55%	21.25%	21.41%
Five Years Ended 12/31/13	N/A	8.67	9.45	9.15	9.85	9.91
Ten Years Ended 12/31/13	N/A	4.90	5.66	N/A	6.02	N/A
Inception* through 12/31/13	10.53	4.17	7.88	-1.31	3.27	1.11

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/3/09 through 12/31/13)	73.40%
Class C (12/31/03 through 12/31/13)	61.35
Class FI (12/31/03 through 12/31/13)	73.42
Class R (Inception date of 12/28/06 through 12/31/13)	-8.81
Class I (12/31/03 through 12/31/13)	79.38
Class IS (Inception date of 8/4/08 through 12/31/13)	6.14

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, R, I and IS shares are February 3, 2009, February 17, 1995, May 16, 2003, December 28, 2006, May 5, 1998 and August 4, 2008, respectively.

Legg Mason Batterymarch International Equity Trust 2013 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class C Shares of Legg Mason Batterymarch International Equity Trust vs. MSCI EAFE Index† — December 2003 - December 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class C shares of Legg Mason Batterymarch International Equity Trust on December 31, 2003, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2013. The hypothetical illustration also assumes a $10,000 investment in the MSCI EAFE Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Funds other classes may be greater or less than the Class C share’s performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Legg Mason Batterymarch International Equity Trust 2013 Annual Report

Schedule of investments

December 31, 2013

Legg Mason Batterymarch International Equity Trust

Security	Shares	Value
Common Stocks — 97.9%
Consumer Discretionary — 13.0%
Auto Components — 3.5%
Aisin Seiki Co., Ltd.	22,000	$892,033
Bridgestone Corp.	38,200	1,443,700
Continental AG	12,011	2,633,850
Hyundai Wia Corp.	6,186	1,113,697	*
Koito Manufacturing Co., Ltd.	62,000	1,181,597
NHK Spring Co., Ltd.	110,400	1,243,324
Stanley Electric Co., Ltd.	38,000	868,901
Valeo SA	14,085	1,558,470
Yokohama Rubber Co., Ltd.	134,000	1,314,424
Total Auto Components		12,249,996
Automobiles — 3.4%
Fuji Heavy Industries Ltd.	87,000	2,490,789
Geely Automobile Holdings Ltd.	1,960,000	945,334
Honda Motor Co., Ltd.	25,400	1,044,364
Hyundai Motor Co.	6,261	1,403,067
Tata Motors Ltd., ADR	40,500	1,247,400
Toyota Motor Corp.	82,875	5,052,298
Total Automobiles		12,183,252
Diversified Consumer Services — 0.5%
New Oriental Education & Technology Group Inc., ADR	50,000	1,575,000
Hotels, Restaurants & Leisure — 0.7%
Betfair Group PLC	49,700	888,848
Paddy Power PLC	10,956	934,474
SJM Holdings Ltd.	224,000	748,178
Total Hotels, Restaurants & Leisure		2,571,500
Household Durables — 1.2%
Barratt Developments PLC	314,342	1,816,666
Persimmon PLC	51,248	1,051,467
Sekisui Chemical Co., Ltd.	119,000	1,457,696
Total Household Durables		4,325,829
Leisure Equipment & Products — 0.6%
Amer Sports Oyj	33,300	692,659
Namco Bandai Holdings Inc.	65,700	1,456,118
Total Leisure Equipment & Products		2,148,777
Media — 1.1%
ProSiebenSat.1 Media AG	26,729	1,323,758

See Notes to Financial Statements.

Legg Mason Batterymarch International Equity Trust 2013 Annual Report	11

Schedule of investments (cont’d)

December 31, 2013

Legg Mason Batterymarch International Equity Trust

Security	Shares	Value
Media — continued
Wolters Kluwer NV	52,206	$1,489,901
Zon Optimus SGPS SA	123,700	918,940
Total Media		3,732,599
Multiline Retail — 0.6%
Canadian Tire Corp., Ltd., Class A Shares	7,800	730,546
Next PLC	15,896	1,434,602
Total Multiline Retail		2,165,148
Specialty Retail — 0.2%
Nitori Holdings Co., Ltd.	9,050	856,789
Textiles, Apparel & Luxury Goods — 1.2%
Compagnie Financiere Richemont SA	13,729	1,366,667
Pandora A/S	19,600	1,062,634
Swatch Group AG	2,612	1,726,107
Total Textiles, Apparel & Luxury Goods		4,155,408
Total Consumer Discretionary		45,964,298
Consumer Staples — 7.8%
Beverages — 0.5%
Anheuser-Busch InBev NV	17,425	1,852,043
Food & Staples Retailing — 2.3%
Carrefour SA	52,500	2,080,780
J Sainsbury PLC	266,200	1,608,971
Koninklijke Ahold NV	112,607	2,021,619
Metro AG	27,047	1,309,741
Tesco PLC	232,445	1,286,971
Total Food & Staples Retailing		8,308,082
Food Products — 2.4%
Kerry Group PLC, Class A Shares	22,536	1,565,639
Nestle SA, Registered Shares	64,492	4,720,955
Unilever NV, CVA	52,697	2,122,298
Total Food Products		8,408,892
Personal Products — 0.9%
Kao Corp.	36,300	1,140,946
L’Oreal SA	11,770	2,067,716
Total Personal Products		3,208,662
Tobacco — 1.7%
British American Tobacco PLC	57,243	3,069,350
Japan Tobacco Inc.	56,100	1,821,878
Swedish Match AB	32,700	1,050,878
Total Tobacco		5,942,106
Total Consumer Staples		27,719,785

See Notes to Financial Statements.

12	Legg Mason Batterymarch International Equity Trust 2013 Annual Report

Legg Mason Batterymarch International Equity Trust

Security	Shares	Value
Energy — 7.3%
Energy Equipment & Services — 1.1%
Core Laboratories NV	7,600	$1,451,220
John Wood Group PLC	88,881	1,009,672
SBM Offshore NV	66,700	1,358,035	*
Total Energy Equipment & Services		3,818,927
Oil, Gas & Consumable Fuels — 6.2%
Afren PLC	549,655	1,540,060	*
BG Group PLC	87,290	1,875,509
BP PLC	411,669	3,327,053
Cairn Energy PLC	225,500	1,007,478	*
China Petroleum & Chemical Corp., Class H Shares	1,392,000	1,136,319
Idemitsu Kosan Co., Ltd.	49,600	1,127,080
Inpex Holdings Inc.	62,800	803,859
JX Holdings Inc.	231,300	1,188,238
OMV AG	27,026	1,293,480
Royal Dutch Shell PLC, Class A Shares	82,389	2,936,137
Royal Dutch Shell PLC, Class B Shares	48,134	1,817,331
Suncor Energy Inc.	27,400	960,580
Total SA	28,659	1,755,647
Woodside Petroleum Ltd.	34,200	1,187,897
Total Oil, Gas & Consumable Fuels		21,956,668
Total Energy		25,775,595
Financials — 25.3%
Capital Markets — 2.5%
3i Group PLC	196,200	1,251,180
Credit Suisse Group AG, Registered Shares	43,852	1,340,557
Daiwa Securities Group Inc.	189,000	1,884,436
GAM Holding AG	50,725	986,580	*
Nomura Holdings Inc.	244,400	1,877,501
UBS AG, Registered Shares	81,423	1,544,395	*
Total Capital Markets		8,884,649
Commercial Banks — 12.4%
Aozora Bank Ltd.	365,000	1,032,855
Australia & New Zealand Banking Group Ltd.	80,128	2,305,937
Banco Santander SA	181,194	1,621,741
Barclays PLC	288,489	1,299,169
BNP Paribas SA	21,119	1,645,875
BOC Hong Kong Holdings Ltd.	252,000	807,578

See Notes to Financial Statements.

Legg Mason Batterymarch International Equity Trust 2013 Annual Report	13

Schedule of investments (cont’d)

December 31, 2013

Legg Mason Batterymarch International Equity Trust

Security	Shares	Value
Commercial Banks — continued
Commonwealth Bank of Australia	24,762	$1,720,158
Credit Agricole SA	149,614	1,915,191	*
DNB NOR ASA	107,200	1,917,663
HSBC Holdings PLC	356,492	3,910,365
ICICI Bank Ltd., ADR	24,300	903,231
Lloyds TSB Group PLC	1,981,816	2,588,674	*
Mitsubishi UFJ Financial Group Inc.	337,900	2,226,784
Mizuho Financial Group Inc.	1,192,700	2,582,239
Natixis	229,054	1,346,778
Nordea Bank AB	191,071	2,574,112
Resona Holdings Inc.	283,700	1,443,958
SinoPac Holdings Co., Ltd.	2,485,336	1,238,352
Skandinaviska Enskilda Banken AB	173,823	2,291,750
Societe Generale	36,024	2,092,347
State Bank of India, GDR	11,400	651,510
Sumitomo Mitsui Financial Group Inc.	45,300	2,331,459
Swedbank AB, Class A Shares	44,822	1,261,345
Westpac Banking Corp.	74,394	2,150,887
Total Commercial Banks		43,859,958
Consumer Finance — 0.4%
ORIX Corp.	90,700	1,590,760
Diversified Financial Services — 0.9%
London Stock Exchange Group PLC	67,900	1,948,568
Pohjola Bank PLC	70,323	1,414,387
Total Diversified Financial Services		3,362,955
Insurance — 7.1%
Ageas	29,500	1,256,048
Allianz AG, Registered Shares	18,022	3,231,749
AXA SA	65,772	1,828,651
CNP Assurances	46,132	945,610
Dai-ichi Life Insurance Co., Ltd.	62,200	1,037,749
Gjensidige Forsikring ASA	55,411	1,057,005
Hannover Rueck SE	14,793	1,269,478
Legal & General Group PLC	421,734	1,555,271
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	11,983	2,640,074
Prudential PLC	92,171	2,045,249
Sanlam Ltd.	156,618	794,885
SCOR SE	50,201	1,834,618

See Notes to Financial Statements.

14	Legg Mason Batterymarch International Equity Trust 2013 Annual Report

Legg Mason Batterymarch International Equity Trust

Security	Shares	Value
Insurance — continued
Swiss Re AG	22,163	$2,038,534	*
T&D Holdings Inc.	97,400	1,358,661
Tokio Marine Holdings Inc.	30,600	1,021,356
Zurich Insurance Group AG	3,661	1,060,892	*
Total Insurance		24,975,830
Real Estate Investment Trusts (REITs) — 0.5%
Dexus Property Group	1,262,600	1,133,013
GPT Group	191,702	581,980
Total Real Estate Investment Trusts (REITs)		1,714,993
Real Estate Management & Development — 1.5%
China Overseas Land & Investment Ltd.	428,000	1,203,255
Daito Trust Construction Co., Ltd.	11,800	1,101,453
Shimao Property Holdings Ltd.	307,000	703,135
Tokyu Fudosan Holdings Corp.	109,000	1,024,689	*
Wheelock & Co., Ltd.	258,000	1,186,142
Total Real Estate Management & Development		5,218,674
Total Financials		89,607,819
Health Care — 11.3%
Biotechnology — 0.4%
Grifols SA	32,142	1,537,229
Health Care Equipment & Supplies — 0.5%
Coloplast A/S, Class B Shares	23,660	1,566,353
Health Care Providers & Services — 1.1%
Medipal Holdings Corp.	89,000	1,173,032
Miraca Holdings Inc.	28,600	1,347,032
Rhoen-Klinikum AG	42,300	1,236,873
Total Health Care Providers & Services		3,756,937
Life Sciences Tools & Services — 1.1%
ICON PLC	42,000	1,697,220	*
Lonza Group AG, Registered Shares	22,078	2,093,828	*
Total Life Sciences Tools & Services		3,791,048
Pharmaceuticals — 8.2%
Bayer AG, Registered Shares	24,301	3,408,277
GlaxoSmithKline PLC	133,293	3,557,008
Merck KGaA	10,500	1,881,441
Novartis AG, Registered Shares	60,027	4,791,124
Novo Nordisk A/S, Class B Shares	19,501	3,574,569
Roche Holding AG	22,356	6,245,295

See Notes to Financial Statements.

Legg Mason Batterymarch International Equity Trust 2013 Annual Report	15

Schedule of investments (cont’d)

December 31, 2013

Legg Mason Batterymarch International Equity Trust

Security	Shares	Value
Pharmaceuticals — continued
Sanofi	28,383	$3,011,264
Shionogi & Co., Ltd.	63,500	1,374,798
Shire PLC	27,488	1,298,195
Total Pharmaceuticals		29,141,971
Total Health Care		39,793,538
Industrials — 11.8%
Aerospace & Defense — 1.9%
Cobham PLC	340,309	1,546,903
European Aeronautic Defence & Space Co.	27,026	2,074,996
Safran SA	20,206	1,404,046
Thales SA	25,288	1,628,110
Total Aerospace & Defense		6,654,055
Air Freight & Logistics — 0.6%
PostNL NV	185,700	1,060,190	*
TNT Express NV	135,600	1,258,804
Total Air Freight & Logistics		2,318,994
Airlines — 0.7%
easyJet PLC	52,920	1,346,041
Japan Airlines Co., Ltd.	22,600	1,113,797
Total Airlines		2,459,838
Commercial Services & Supplies — 0.2%
Serco Group PLC	99,200	820,037
Construction & Engineering — 0.9%
Keller Group PLC	62,900	1,196,790
Sino Thai Engineering & Construction PCL	1,468,300	589,822
Vinci SA	20,215	1,327,082
Total Construction & Engineering		3,113,694
Electrical Equipment — 1.1%
Fuji Electric Holdings Co., Ltd.	269,000	1,256,747
Legrand SA	248	13,667
Mitsubishi Electric Corp.	130,000	1,629,475
Nordex SE	62,700	828,234	*
Osram Licht AG	2,223	125,385	*
Total Electrical Equipment		3,853,508
Industrial Conglomerates — 1.9%
Alfa SA de CV, Series A Shares	399,700	1,126,562
DCC PLC	35,053	1,723,386

See Notes to Financial Statements.

16	Legg Mason Batterymarch International Equity Trust 2013 Annual Report

Legg Mason Batterymarch International Equity Trust

Security	Shares	Value
Industrial Conglomerates — continued
Koninklijke Philips NV	27,238	$998,423
Siemens AG, Registered Shares	22,235	3,037,150
Total Industrial Conglomerates		6,885,521
Machinery — 1.2%
Heidelberger Druckmaschinen AG	351,900	1,246,580	*
Hino Motors Ltd.	108,000	1,694,198
Mitsubishi Heavy Industries Ltd.	236,000	1,458,893
Total Machinery		4,399,671
Marine — 0.4%
AP Moller - Maersk A/S	128	1,389,111
Road & Rail — 0.9%
Central Japan Railway Co.	14,500	1,704,587
West Japan Railway Co.	32,000	1,385,623
Total Road & Rail		3,090,210
Trading Companies & Distributors — 2.0%
Ashtead Group PLC	150,596	1,895,284
Itochu Corp.	147,200	1,815,713
Marubeni Corp.	237,000	1,701,377
Sojitz Corp.	853,100	1,514,858
Total Trading Companies & Distributors		6,927,232
Total Industrials		41,911,871
Information Technology — 5.4%
Computers & Peripherals — 0.5%
Seiko Epson Corp.	62,000	1,663,185
Electronic Equipment, Instruments & Components — 1.8%
AU Optronics Corp.	2,601,000	830,826	*
Hoya Corp.	43,200	1,198,655
InnoLux Corp.	1,962,000	747,184	*
Murata Manufacturing Co., Ltd.	15,500	1,374,703
Omron Corp.	48,200	2,126,000
Total Electronic Equipment, Instruments & Components		6,277,368
Internet Software & Services — 0.8%
United Internet AG	27,241	1,158,740
Yahoo Japan Corp.	281,700	1,564,852
Total Internet Software & Services		2,723,592
IT Services — 0.9%
Amadeus IT Holding SA, Class A Shares	42,499	1,818,580
Wipro Ltd.	156,509	1,414,413
Total IT Services		3,232,993

See Notes to Financial Statements.

Legg Mason Batterymarch International Equity Trust 2013 Annual Report	17

Schedule of investments (cont’d)

December 31, 2013

Legg Mason Batterymarch International Equity Trust

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 0.4%
NXP Semiconductors NV	34,600	$1,589,178	*
Software — 1.0%
Aveva Group PLC	15,432	553,002
Playtech PLC	65,300	796,944
SAP AG	12,985	1,113,072
Temenos Group AG	40,900	1,155,406	*
Total Software		3,618,424
Total Information Technology		19,104,740
Materials — 9.2%
Chemicals — 2.9%
Asahi Kasei Corp.	135,000	1,056,310
BASF SE	24,714	2,634,585
EMS-Chemie Holding AG	2,737	972,624
Johnson Matthey PLC	21,685	1,177,824
Mitsubishi Chemical Holdings Corp.	213,500	985,291
Mitsubishi Gas Chemical Co. Inc.	141,000	1,036,312
PTT Global Chemical PCL, NVDR	406,900	978,244
Yara International ASA	36,556	1,573,066
Total Chemicals		10,414,256
Construction Materials — 0.6%
CSR Ltd.	377,200	892,525
Imerys SA	13,593	1,182,020
Total Construction Materials		2,074,545
Containers & Packaging — 1.2%
Amcor Ltd.	84,768	798,523
DS Smith PLC	372,055	2,045,467
Orora Ltd.	84,768	87,800	*
Rexam PLC	150,956	1,326,120
Total Containers & Packaging		4,257,910
Metals & Mining — 4.1%
Angang New Steel Co., Ltd.	1,570,000	1,166,217	*
Antofagasta PLC	100,808	1,375,528
ArcelorMittal	32,646	582,497
BHP Billiton Ltd.	60,955	2,067,672
BHP Billiton PLC	55,567	1,719,782
Glencore Xstrata PLC	441,025	2,283,696
Rio Tinto PLC	33,429	1,887,388
Sesa Sterlite Ltd., ADR	68,340	892,493

See Notes to Financial Statements.

18	Legg Mason Batterymarch International Equity Trust 2013 Annual Report

Legg Mason Batterymarch International Equity Trust

Security	Shares	Value
Metals & Mining — continued
Sims Metal Management Ltd.	93,938	$913,423	*
Voestalpine AG	30,291	1,455,579
Total Metals & Mining		14,344,275
Paper & Forest Products — 0.4%
Stora Enso Oyj, Class R Shares	137,608	1,380,996
Total Materials		32,471,982
Telecommunication Services — 4.8%
Diversified Telecommunication Services — 2.9%
BT Group PLC	202,726	1,273,661
Deutsche Telekom AG, Registered Shares	74,704	1,277,434
Nippon Telegraph & Telephone Corp.	31,600	1,698,376
TDC A/S	159,300	1,545,190
Telecom Corp. of New Zealand Ltd.	309,013	585,775
Telefonica SA	90,257	1,469,511
Telenor ASA	48,600	1,158,650
Telstra Corp., Ltd.	263,576	1,235,572
Total Diversified Telecommunication Services		10,244,169
Wireless Telecommunication Services — 1.9%
MegaFon OAO, GDR	41,200	1,380,200
Rogers Communications Inc., Class B Shares	13,300	601,865
Softbank Corp.	23,300	2,035,514
Vodafone Group PLC	673,386	2,642,772
Total Wireless Telecommunication Services		6,660,351
Total Telecommunication Services		16,904,520
Utilities — 2.0%
Electric Utilities — 0.3%
Tenaga Nasional Berhad	315,300	1,095,440
Gas Utilities — 1.1%
Gas Natural SDG SA	56,342	1,449,043
Osaka Gas Co., Ltd.	355,000	1,392,223
Tokyo Gas Co., Ltd.	183,000	900,142
Total Gas Utilities		3,741,408
Multi-Utilities — 0.6%
Centrica PLC	156,680	902,123
GDF Suez	58,635	1,378,953
Total Multi-Utilities		2,281,076
Total Utilities		7,117,924
Total Common Stocks (Cost — $275,360,405)		346,372,072

See Notes to Financial Statements.

Legg Mason Batterymarch International Equity Trust 2013 Annual Report	19

Schedule of investments (cont’d)

December 31, 2013

Legg Mason Batterymarch International Equity Trust

Security			Shares	Value
Preferred Stocks — 0.7%
Consumer Staples — 0.5%
Household Products — 0.5%
Henkel AG & Co. KGaA			14,898	$1,727,947
Utilities — 0.2%
Electric Utilities — 0.2%
Companhia Energetica de Minas Gerais			139,918	830,879
Total Preferred Stocks (Cost — $2,864,756)				2,558,826
Total Investments before Short-Term Investments (Cost — $278,225,161)				348,930,898

	Rate	Maturity Date	Face Amount
Short-Term Investments — 1.2%
Repurchase Agreements — 1.2%
Interest in $1,500,000,000 joint tri-party repurchase agreement dated 12/31/13 with RBS Securities Inc.; Proceeds at maturity — $4,117,002; (Fully collateralized by various U.S. government obligations, 0.125% to 2.625% due 7/15/14 to 1/15/23; Market value — $4,199,356) (Cost — $4,117,000)	0.010%	1/2/14	$4,117,000	4,117,000
Total Investments — 99.8% (Cost — $282,342,161#)				353,047,898
Other Assets in Excess of Liabilities — 0.2%				681,389
Total Net Assets — 100.0%				$353,729,287

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $285,039,347.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
CVA	— Certificaaten van aandelen (Share Certificates)
GDR	— Global Depositary Receipts
NVDR	— Non Voting Depositary Receipt

See Notes to Financial Statements.

20	Legg Mason Batterymarch International Equity Trust 2013 Annual Report

Legg Mason Batterymarch International Equity Trust

Summary of Investments by Country (unaudited)**
Japan	23.3%
United Kingdom	17.2
Switzerland	9.2
Germany	9.1
France	8.8
Netherlands	4.7
Australia	4.3
Denmark	2.6
Spain	2.2
Ireland	2.0
Sweden	2.0
China	1.9
Norway	1.6
India	1.4
Finland	1.0
Belgium	0.9
Taiwan	0.8
Austria	0.8
Hong Kong	0.7
South Korea	0.7
Canada	0.7
Thailand	0.4
United States	0.4
Russia	0.4
Mexico	0.3
Malaysia	0.3
Portugal	0.3
Brazil	0.2
South Africa	0.2
New Zealand	0.2
Luxembourg	0.2
Short-term investments	1.2
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of December 31, 2013 and are subject to change.

See Notes to Financial Statements.

Legg Mason Batterymarch International Equity Trust 2013 Annual Report	21

Statement of assets and liabilities

December 31, 2013

Assets:
Investments, at value (Cost — $282,342,161)	$353,047,898
Foreign currency, at value (Cost — $72,418)	72,448
Cash	600
Receivable for securities sold	706,834
Dividends and interest receivable	678,480
Receivable for Fund shares sold	99,021
Prepaid expenses	44,909
Total Assets	354,650,190

Liabilities:
Payable for Fund shares repurchased	486,309
Investment management fee payable	216,103
Service and/or distribution fees payable	61,253
Accrued foreign capital gains tax	31,616
Accrued expenses	125,622
Total Liabilities	920,903
Total Net Assets	$353,729,287

Net Assets:
Par value (Note 7)	$238
Paid-in capital in excess of par value	606,968,638
Overdistributed net investment income	(998,063)
Accumulated net realized loss on investments and foreign currency transactions	(322,931,942)
Net unrealized appreciation on investments and foreign currencies	70,690,416	†
Total Net Assets	$353,729,287

Shares Outstanding:
Class A	419,568
Class C	4,748,538
Class FI	637,226
Class R	36,483
Class I	1,441,209
Class IS	16,536,225

Net Asset Value:
Class A (and redemption price)	$14.49
Class C*	$14.50
Class FI (and redemption price)	$14.99
Class R (and redemption price)	$14.98
Class I (and redemption price)	$14.97
Class IS (and redemption price)	$14.94
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$15.37

†	Net of accrued foreign capital gains tax of $31,616.

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

22	Legg Mason Batterymarch International Equity Trust 2013 Annual Report

Statement of operations

For the Year Ended December 31, 2013

Investment Income:
Dividends	$9,599,613
Interest	2,939
Less: Foreign taxes withheld	(786,421)
Total Investment Income	8,816,131

Expenses:
Investment management fee (Note 2)	2,255,280
Service and/or distribution fees (Notes 2 and 5)	734,454
Transfer agent fees (Note 5)	196,739
Registration fees	84,989
Custody fees	79,739
Legal fees	56,944
Trustees’ fees	55,734
Audit and tax	39,786
Fund accounting fees	38,353
Shareholder reports	31,691
Insurance	6,757
Fees recaptured by investment manager (Note 2)	1,315
Miscellaneous expenses	12,400
Total Expenses	3,594,181
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(20,207)
Net Expenses	3,573,974
Net Investment Income	5,242,157

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	13,884,699	*
Foreign currency transactions	(2,993,393)
Net Realized Gain	10,891,306
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	42,505,859	†
Foreign currencies	(239,382)
Change in Net Unrealized Appreciation (Depreciation)	42,266,477
Net Gain on Investments and Foreign Currency Transactions	53,157,783
Increase in Net Assets from Operations	$58,399,940

*	Net of accrued foreign capital gains tax of $21,519.

†	Net of change in accrued foreign capital gains tax of $31,616.

See Notes to Financial Statements.

Legg Mason Batterymarch International Equity Trust 2013 Annual Report	23

Statements of changes in net assets

For the Years Ended December 31,	2013	2012

Operations:
Net investment income	$5,242,157	$5,632,436
Net realized gain (loss)	10,891,306	(8,310,719)
Change in net unrealized appreciation (depreciation)	42,266,477	38,139,131
Increase in Net Assets From Operations	58,399,940	35,460,848

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(3,400,023)	(5,966,604)
Decrease in Net Assets From Distributions to Shareholders	(3,400,023)	(5,966,604)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	88,805,142	40,770,471
Reinvestment of distributions	3,246,554	5,647,572
Cost of shares repurchased	(60,355,383)	(99,134,648)
Increase (Decrease) in Net Assets From Fund Share Transactions	31,696,313	(52,716,605)
Increase (Decrease) in Net Assets	86,696,230	(23,222,361)

Net Assets:
Beginning of year	267,033,057	290,255,418
End of year*	$353,729,287	$267,033,057
* Includes overdistributed net investment income of:	$(998,063)	$(366,865)

See Notes to Financial Statements.

24	Legg Mason Batterymarch International Equity Trust 2013 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2013	2012[2]	2011[2]	2010[2]	2009[2,3]

Net asset value, beginning of year	$12.09	$10.92	$12.80	$11.98	$9.20

Income (loss) from operations:
Net investment income	0.22	0.23	0.25	0.17	0.23
Net realized and unrealized gain (loss)	2.30	1.21	(1.86)	0.90	2.80
Total income (loss) from operations	2.52	1.44	(1.61)	1.07	3.03

Less distributions from:
Net investment income	(0.12)	(0.27)	(0.27)	(0.25)	(0.25)
Total distributions	(0.12)	(0.27)	(0.27)	(0.25)	(0.25)

Net asset value, end of year	$14.49	$12.09	$10.92	$12.80	$11.98
Total return[4]	20.89%	13.23%	(12.54)%	8.95%	32.94%

Net assets, end of year (000s)	$6,078	$5,142	$5,753	$7,583	$9,322

Ratios to average net assets:
Gross expenses	1.37%[5]	1.42%	1.34%[5]	1.32%	1.19%[6]
Net expenses[7,8]	1.35 [5,9]	1.35 [9]	1.34 [5]	1.28 [9]	1.19 [6,9]
Net investment income	1.66	1.98	2.00	1.44	2.40 [6]

Portfolio turnover rate	55%	67%	58%	92%	123%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]	For the period February 3, 2009 (commencement of operations) to December 31, 2009.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expenses on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Batterymarch International Equity Trust 2013 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1,2]	2013	2012[3]	2011[3]	2010[3]	2009[3]

Net asset value, beginning of year	$12.12	$10.93	$12.82	$12.00	$10.16

Income (loss) from operations:
Net investment income	0.13	0.15	0.17	0.08	0.16
Net realized and unrealized gain (loss)	2.28	1.22	(1.87)	0.90	1.84
Total income (loss) from operations	2.41	1.37	(1.70)	0.98	2.00

Less distributions from:
Net investment income	(0.03)	(0.18)	(0.19)	(0.16)	(0.16)
Total distributions	(0.03)	(0.18)	(0.19)	(0.16)	(0.16)

Net asset value, end of year	$14.50	$12.12	$10.93	$12.82	$12.00
Total return[4]	19.94%	12.52%	(13.22)%	8.13%	19.65%

Net assets, end of year (000s)	$68,862	$72,504	$84,442	$136,014	$163,709

Ratios to average net assets:
Gross expenses	2.07%	2.08%	2.05%[5]	2.03%	1.96%
Net expenses[6,7]	2.07	2.08	2.05 [5]	2.03 [8]	1.95 [8]
Net investment income	0.96	1.28	1.35	0.66	1.54

Portfolio turnover rate	55%	67%	58%	92%	123%

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	Legg Mason Batterymarch International Equity Trust 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class FI Shares[1,2]	2013	2012[3]	2011[3]	2010[3]	2009[3]

Net asset value, beginning of year	$12.50	$11.28	$13.21	$12.36	$10.47

Income (loss) from operations:
Net investment income	0.24	0.24	0.27	0.19	0.25
Net realized and unrealized gain (loss)	2.36	1.25	(1.92)	0.91	1.88
Total income (loss) from operations	2.60	1.49	(1.65)	1.10	2.13

Less distributions from:
Net investment income	(0.11)	(0.27)	(0.28)	(0.25)	(0.24)
Total distributions	(0.11)	(0.27)	(0.28)	(0.25)	(0.24)

Net asset value, end of year	$14.99	$12.50	$11.28	$13.21	$12.36
Total return[4]	20.86%	13.26%	(12.49)%	8.92%	20.35%

Net assets, end of year (000s)	$9,551	$9,420	$9,514	$12,787	$25,798

Ratios to average net assets:
Gross expenses	1.41%[5]	1.47%[5]	1.34%	1.27%	1.28%
Net expenses[6,7]	1.35 [5,8]	1.35 [5,8]	1.31 [8]	1.27	1.28
Net investment income	1.75	1.99	2.08	1.54	2.38

Portfolio turnover rate	55%	67%	58%	92%	123%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Reflects recapture of fess waived and/or expenses reimbursed from prior fiscal years.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Batterymarch International Equity Trust 2013 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class R Shares[1]	2013	2012[2]	2011[2]	2010[2]	2009[2]

Net asset value, beginning of year	$12.50	$11.28	$13.22	$12.37	$10.47

Income (loss) from operations:
Net investment income	0.20	0.21	0.27	0.14	0.22
Net realized and unrealized gain (loss)	2.36	1.26	(1.97)	0.92	1.88
Total income (loss) from operations	2.56	1.47	(1.70)	1.06	2.10

Less distributions from:
Net investment income	(0.08)	(0.25)	(0.24)	(0.21)	(0.20)
Total distributions	(0.08)	(0.25)	(0.24)	(0.21)	(0.20)

Net asset value, end of year	$14.98	$12.50	$11.28	$13.22	$12.37
Total return[3]	20.55%	13.06%	(12.81)%	8.56%	20.06%

Net assets, end of year (000s)	$547	$311	$267	$1,164	$1,898

Ratios to average net assets:
Gross expenses	1.82%	1.72%[4]	1.94%[4]	1.74%	1.89%
Net expenses[5,6,7]	1.60	1.58 [4]	1.58 [4]	1.60	1.60
Net investment income	1.49	1.73	2.02	1.13	2.08

Portfolio turnover rate	55%	67%	58%	92%	123%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	Legg Mason Batterymarch International Equity Trust 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1,2]	2013	2012[3]	2011[3]	2010[3]	2009[3]

Net asset value, beginning of year	$12.48	$11.26	$13.19	$12.33	$10.44

Income (loss) from operations:
Net investment income	0.28	0.30	0.30	0.21	0.28
Net realized and unrealized gain (loss)	2.38	1.23	(1.92)	0.95	1.90
Total income (loss) from operations	2.66	1.53	(1.62)	1.16	2.18

Less distributions from:
Net investment income	(0.17)	(0.31)	(0.31)	(0.30)	(0.29)
Total distributions	(0.17)	(0.31)	(0.31)	(0.30)	(0.29)

Net asset value, end of year	$14.97	$12.48	$11.26	$13.19	$12.33
Total return[4]	21.25%	13.70%	(12.22)%	9.36%	20.87%

Net assets, end of year (000s)	$21,575	$20,448	$48,464	$83,879	$89,298

Ratios to average net assets:
Gross expenses	0.98%	1.00%	0.98%	0.96%	0.91%
Net expenses[5,6]	0.98	1.00	0.98	0.96 [7]	0.90 [7]
Net investment income	2.07	2.55	2.30	1.74	2.58

Portfolio turnover rate	55%	67%	58%	92%	123%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Batterymarch International Equity Trust 2013 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1,2]	2013	2012[3]	2011[3]	2010[3]	2009[3]

Net asset value, beginning of year	$12.46	$11.25	$13.18	$12.33	$10.44

Income (loss) from operations:
Net investment income	0.27	0.28	0.32	0.23	0.28
Net realized and unrealized gain (loss)	2.39	1.26	(1.93)	0.93	1.91
Total income (loss) from operations	2.66	1.54	(1.61)	1.16	2.19

Less distributions from:
Net investment income	(0.18)	(0.33)	(0.32)	(0.31)	(0.30)
Total distributions	(0.18)	(0.33)	(0.32)	(0.31)	(0.30)

Net asset value, end of year	$14.94	$12.46	$11.25	$13.18	$12.33
Total return[4]	21.41%	13.68%	(12.14)%	9.37%	20.92%

Net assets, end of year (000s)	$247,116	$159,208	$141,815	$158,699	$284,206

Ratios to average net assets:
Gross expenses	0.89%[5]	0.93%	0.89%	0.88%	0.86%
Net expenses[6,7]	0.88 [5,8]	0.93 [8]	0.89	0.88	0.86
Net investment income	1.99	2.35	2.47	1.92	2.57

Portfolio turnover rate	55%	67%	58%	92%	123%

[1]	As of October 5, 2009, Institutional Select Class shares were renamed as Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed the total annual operating expenses of Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Legg Mason Batterymarch International Equity Trust 2013 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Batterymarch International Equity Trust (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On April 30, 2012, the Fund was reorganized as a new series of the Trust. Prior to April 30, 2012, the Fund was organized as a series of Legg Mason Global Trust, Inc., a Maryland corporation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

Legg Mason Batterymarch International Equity Trust 2013 Annual Report	31

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

32	Legg Mason Batterymarch International Equity Trust 2013 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Materials	$31,579,489	$892,493	—	$32,471,982
Other common stocks	313,900,090	—	—	313,900,090
Preferred stocks	2,558,826	—	—	2,558,826
Total long-term investments	$348,038,405	$892,493	—	$348,930,898
Short-term investments†	—	4,117,000	—	4,117,000
Total investments	$348,038,405	$5,009,493	—	$353,047,898

†	See Schedule of Investments for additional detailed categorizations.

For the year ended December 31, 2013, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At December 31, 2013, securities valued at $197,563,075 were transferred from Level 2 to Level 1 within the fair value hierarchy.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment

Legg Mason Batterymarch International Equity Trust 2013 Annual Report	33

Notes to financial statements (cont’d)

securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions,

34	Legg Mason Batterymarch International Equity Trust 2013 Annual Report

expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2013, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after

Legg Mason Batterymarch International Equity Trust 2013 Annual Report	35

Notes to financial statements (cont’d)

exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of December 31, 2013, there were $31,616 of capital gains tax liabilities accrued on unrealized gains.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications

36	Legg Mason Batterymarch International Equity Trust 2013 Annual Report

have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(2,473,332)	$2,473,332

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of passive foreign investment companies and book/tax differences in the treatment foreign taxes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s investment adviser. Effective February 2013, Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the investment adviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which effective February 2013 is provided by Western Asset. For its services, LMPFA pays Batterymarch and Western Asset an aggregate fee equal to 66 2/3% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class R and Class I shares did not exceed 1.35%, 2.10%, 1.35%, 1.60% and 1.10%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

During the year ended December 31, 2013, fees waived and/or expenses reimbursed amounted to $20,207.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Batterymarch International Equity Trust 2013 Annual Report	37

Notes to financial statements (cont’d)

Pursuant to these arrangements, at December 31, 2013, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class FI	Class R	Class IS
Expires December 31, 2014	—	$1,813	$1,811	—
Expires December 31, 2015	$3,343	11,444	408	—
Expires December 31, 2016	1,265	5,806	1,065	$12,071
Total fee waivers/expense reimbursements subject to recapture	$4,608	$19,063	$3,284	$12,071

For the year ended December 31, 2013, LMPFA recaptured $550, $627 and $138 for Class A, Class FI and Class IS shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2013, LMIS and its affiliates retained sales charges of $644 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2013, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$855

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of December 31, 2013, Legg Mason and its affiliates owned 70% of the Fund.

3. Investments

During the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$190,436,338
Sales	161,836,552

38	Legg Mason Batterymarch International Equity Trust 2013 Annual Report

At December 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$74,968,288
Gross unrealized depreciation	(6,959,737)
Net unrealized appreciation	$68,008,551

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

At December 31, 2013, the Fund did not have any derivative instruments outstanding.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(3,677,631)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(259,798)

During the year ended December 31, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Forward foreign currency contracts (to buy)†	$1,321,429
Forward foreign currency contracts (to sell)†	10,080,103

†	At December 31, 2013, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each class, respectively. The Fund also pays a distribution fee with respect to its Class C and Class R shares calculated at the annual rate of 0.75% and 0.25%, respectively, of the average daily net assets of each class. Service and distribution fees are accrued daily and paid monthly.

Legg Mason Batterymarch International Equity Trust 2013 Annual Report	39

Notes to financial statements (cont’d)

For the year ended December 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$13,739	$12,456
Class C	694,666	129,718
Class FI	23,625	25,236
Class R	2,424	2,100
Class I	—	18,949
Class IS	—	8,280
Total	$734,454	$196,739

For the year ended December 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$1,265
Class C	—
Class FI	5,806
Class R	1,065
Class I	—
Class IS	12,071
Total	$20,207

6. Distributions to shareholders by class

	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Investment Income:
Class A	$50,222	$114,313
Class C	174,171	1,064,389
Class FI	72,285	204,142
Class R	3,129	6,060
Class I	242,810	511,861
Class IS	2,857,406	4,065,839
Total	$3,400,023	$5,966,604

7. Shares of beneficial interest

At December 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. On April 30, 2012, the Fund was reorganized as a new series of the Trust.

Prior to April 30, 2012, the Fund was a series of a Maryland corporation and had 125,000,000 shares authorized at $0.001 par value for each of the Fund’s Class A, Class C

40	Legg Mason Batterymarch International Equity Trust 2013 Annual Report

and Class I shares, 100,000,000 shares authorized at $0.001 par value for each of the Fund’s Class FI and Class IS shares, and 500,000,000 shares authorized at $0.001 par value for Class R shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	55,023	$742,756	26,333	$300,174
Shares issued on reinvestment	3,525	49,114	9,260	111,507
Shares repurchased	(64,222)	(847,985)	(137,301)	(1,617,202)
Net decrease	(5,674)	$(56,115)	(101,708)	$(1,205,521)

Class C
Shares sold	181,413	$2,428,303	179,526	$2,064,300
Shares issued on reinvestment	13,149	171,209	86,992	1,047,192
Shares repurchased	(1,429,460)	(18,764,337)	(2,006,083)	(23,074,512)
Net decrease	(1,234,898)	$(16,164,825)	(1,739,565)	$(19,963,020)

Class FI
Shares sold	81,174	$1,079,058	53,152	$632,241
Shares issued on reinvestment	4,809	69,143	15,626	194,426
Shares repurchased	(202,385)	(2,709,245)	(158,755)	(1,886,599)
Net decrease	(116,402)	$(1,561,044)	(89,977)	$(1,059,932)

Class R
Shares sold	16,699	$221,212	10,015	$118,536
Shares issued on reinvestment	220	3,129	487	6,060
Shares repurchased	(5,275)	(69,138)	(9,373)	(112,295)
Net increase	11,644	$155,203	1,129	$12,301

Class I
Shares sold	401,894	$5,506,193	703,215	$8,380,641
Shares issued on reinvestment	6,655	96,553	17,971	222,548
Shares repurchased	(605,182)	(8,209,912)	(3,388,452)	(40,749,495)
Net decrease	(196,633)	$(2,607,166)	(2,667,266)	$(32,146,306)

Class IS
Shares sold	5,674,226	$78,827,620	2,499,000	$29,274,579
Shares issued on reinvestment	196,557	2,857,406	327,332	4,065,839
Shares repurchased	(2,109,011)	(29,754,766)	(2,662,925)	(31,694,545)
Net increase	3,761,772	$51,930,260	163,407	$1,645,873

8. Line of credit

The Fund, along with certain other Legg Mason Funds, participated in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matured on February 28, 2013. Pursuant to the Credit Agree-

Legg Mason Batterymarch International Equity Trust 2013 Annual Report	41

Notes to financial statements (cont’d)

ment, each participating fund was liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bore interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin. The Fund did not utilize the line of credit during the period ended February 28, 2013. The Fund did not renew the Credit Agreement.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2013	2012
Distributions Paid From:
Ordinary income	$3,400,023	$5,966,604

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(321,128,374)
Other book/tax temporary differences(a)	(104,445)
Unrealized appreciation (depreciation)(b)	67,993,230
Total accumulated earnings (losses) — net	$(253,239,589)

*	During the taxable year ended December 31, 2013, the Fund utilized $13,159,747 of its capital loss carryforward available from prior years. As of December 31, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2016	$(130,367,452)
12/31/2017	(187,642,091)
12/31/2018	(3,118,831)
$(321,128,374)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of certain late year losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar

42	Legg Mason Batterymarch International Equity Trust 2013 Annual Report

arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Legg Mason Batterymarch International Equity Trust 2013 Annual Report	43

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and to the Shareholders of Legg Mason Batterymarch International Equity Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Batterymarch International Equity Trust (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 19, 2014

44	Legg Mason Batterymarch International Equity Trust 2013 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At its November 2013 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”), the investment advisory agreement (the “Advisory Agreement”) with Batterymarch Financial Management, Inc. (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) pursuant to which Western Asset Management Company (“Western Asset”) provides day-to-day management of the Fund’s cash and short-term investments. (The Management, Advisory and Sub-Advisory Agreements are collectively referred to as the “Agreements.”) The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), met on October 10, 2013, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Manager and the Adviser to assist the Board, and in particular the Independent Trustees, in considering renewal of the Management and Advisory Agreements, respectively. At such October meeting the Independent Trustees received a presentation from senior Fund management and reviewed the information provided, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. The Board, including the Independent Trustees, at its November 2013 meeting, reviewed and evaluated the materials provided by Western Asset to assist the Board, and in particular the Independent Trustees, in considering renewal of the Sub-Advisory Agreement. The Independent Trustees further discussed renewal of the Management, Advisory and Sub-Advisory Agreements in an executive session with independent legal counsel on November 8, 2013.

In voting to approve continuance of the Agreements, the Board, including the Independent Trustees, considered whether continuance of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreements. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager, the Adviser and Western Asset, under the Management, Advisory and Sub-Advisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser and Western Asset. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, the Manager’s role in coordinating the activities of the Adviser, Western Asset and the Fund’s other service providers and the services rendered by the Adviser and Western Asset. The Board’s evaluation of the services provided by the Manager, the Adviser and Western Asset took

Legg Mason Batterymarch International Equity Trust	45

Board approval of management and subadvisory agreements (unaudited) (cont’d)

into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager, the Adviser and Western Asset and the quality of the Manager’s administrative and other services.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available through the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager and the Adviser and Western Asset and the oversight provided by the Manager. The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a Lipper benchmark. In addition, the Trustees noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark and had met with the Fund’s portfolio managers at in-person meetings throughout the year.

The Board also received and reviewed supplemental performance benchmarking materials prepared by the Independent Trustees’ contract review consultant. Although the peer group and product category measures used by the contract review consultant were not the same as the Performance Universe used by Lipper, the Board noted that the results of the consultant’s measures were consistent with and confirmed the results of the Lipper data. The Board also reviewed other measures of performance and risk provided by the contract review consultant.

The Board noted the Fund’s underperformance for the one-, three-, five- and ten-year periods ended June 30, 2013, placing the Fund’s Class C Shares in the fourth quintile for the one- and three-year periods and in the fifth quintile for the five- and ten-year periods. The Board considered the analysis provided by the Adviser of the reasons for the underperformance during specific periods and the actions taken by the Adviser in response to improve performance, including a change in a member of the portfolio management team. The Board noted the improving trend in performance. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that it was in the best interest of the Fund to approve renewal of the Advisory Agreement.

46	Legg Mason Batterymarch International Equity Trust

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the Manager, the Adviser and Western Asset, respectively. The Board noted that the Manager, and not the Fund, pays the fee to the Adviser and Western Asset.

The Board also reviewed information regarding the fees the Manager, the Adviser and Western Asset charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Adviser and Western Asset. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee (and the Actual Management Fee, which was the same) and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. The Board also received and reviewed supplemental expense benchmarking materials prepared by the Independent Trustees’ contract review consultant. Although the peer group and product category measures used by the contract review consultant were not the same as the Lipper expense group or expense universe, the Board noted that results of the consultant’s measures were consistent with and confirmed the results of the Lipper data. With respect to the Fund, the Board noted that the Contractual Management Fee of the Class IS Shares was lower than median (first quintile), and that actual total expenses of the Class IS Shares were lower than the Lipper expense group and expense universe medians.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2013, which corresponds to Legg Mason’s most recently completed fiscal year. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Legg Mason Batterymarch International Equity Trust	47

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex, the Board concluded that although there were no current breakpoints, any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Manager regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the approval of each Agreement is in the best interest of the Fund.

48	Legg Mason Batterymarch International Equity Trust

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Batterymarch International Equity Trust (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees[1]
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly: Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Lead Independent Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Formerly, Director/Trustee of Legg Mason Institutional Funds plc, WAFixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Legg Mason Batterymarch International Equity Trust	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees[1] cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 34 portfolios.
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 34 portfolios.
Other board memberships held by Trustee during past five years	Director of Ticc Investment Capital Corp.

50	Legg Mason Batterymarch International Equity Trust

Independent Trustees[1] cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Consultant to University of Maryland University College, since 2013; Lecturer in Organizational Sciences, George Washington University, since 2000; formerly: Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

Interested Trustees[3]
Jennifer W. Murphy
Year of birth	1964
Position(s) with Trust	Trustee and Chair
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years

Executive Vice President and Chief Administrative Officer of Legg Mason, Inc. (since 2013); formerly: Chief Operations

Officer of LMM LLC (1999 to 2013); President and CEO of Legg Mason Capital Management, LLC (“LMCM”) and Manager of LMCM and predecessors (1998 to 2013).

Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Legg Mason Batterymarch International Equity Trust	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustees[3] cont’d
Kenneth D. Fuller
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	155
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

52	Legg Mason Batterymarch International Equity Trust

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

[1]

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[2]

Officers of the Trust are elected to serve until their successors are elected and qualified. Trustees of the Trust serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Effective June 1, 2013, Ms. Murphy was appointed to the position of Trustee and Chair and Mr. Fuller was appointed to the position of Trustee, President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer, Mr. Gerken retired May 31, 2013. Ms. Murphy and Mr. Fuller are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

Legg Mason Batterymarch International Equity Trust	53

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2013:

Record date:	6/17/2013		12/24/2013
Payable date:	6/18/2013		12/26/2013
Ordinary income:
Qualified dividend income for individuals	100.00%		100.00%
Foreign source income	92.81	%*	100.00	%*
Foreign taxes paid per share	$0.003311		$0.033403

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

54	Legg Mason Batterymarch International Equity Trust

Legg Mason Batterymarch

International Equity Trust

Trustees

Kenneth D. Fuller* President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy*

Chair

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Batterymarch Financial Management, Inc.

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*	Effective June 1, 2013, Ms. Murphy became a Trustee and Chair and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Legg Mason Batterymarch International Equity Trust

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason Batterymarch International Equity Trust

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch International Equity Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013157 2/14 SR14-2137

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2012 and December 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $161,900 in December 31, 2012 and $240,415 in December 31, 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $8,500 in December 31, 2012 and $8,500 in December 31, 2013. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for Legg Mason Global Asset Management Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $24,695 in December 31, 2012 and $22,680 in December 31, 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $3,306 in December 31, 2012 and $5,305 in December 31, 2013, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2012 and December 31, 2013; Tax Fees were 100% and 100% for December 31, 2012 and December 31, 2013; and Other Fees were 100% and 100% for December 31, 2012 and December 31, 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $14,100 in December 31, 2012 and $254,500 in December 31, 2013.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	February 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	February 24, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 24, 2014